Exhibit 99.1


      Compass Bancshares Reports Record Second Quarter EPS Up 13%


    BIRMINGHAM, Ala.--(BUSINESS WIRE)--July 16, 2003--Compass
Bancshares, Inc. (Nasdaq: CBSS):

    --  Record EPS of $0.68, up 13% from prior year levels

    --  Quarterly earnings reach all-time high of $87 million

    -- Strong fee income growth; noninterest income up 22% from year ago

    -- Credit quality remains stable; average managed loans up 6% from year ago

    -- Transaction accounts up 12%, led by a 28% increase in noninterest bearing deposits

    Compass Bancshares, Inc. today reported record earnings of $87 million for the second quarter of 2003, an 11 percent increase over the $78.5 million earned during the second quarter of 2002. For the same time period, earnings per share increased 13 percent to $0.68 from $0.60 in the prior year. Return on average assets and return on average shareholders' equity for the second quarter of 2003 were 1.42 percent and 17.64 percent, respectively.
    For the first six months of 2003, earnings increased nine percent to $169.1 million compared to $154.7 million for the same period last year. Earnings per share for the first six months of 2003 increased 11 percent to $1.32 from $1.19 in the first six months of 2002. Return on average assets and return on average shareholders' equity for the first six months of 2003 were 1.41 percent and 17.32 percent, respectively.
    D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, "We are encouraged by Compass' record financial performance as we delivered outstanding profitable growth during the first half of 2003. Despite the challenges of a difficult economic environment, fee income growth was strong, loan growth and asset quality standards remained solid, low-cost deposit generation continued to be robust and expenses were well contained. The lack of a meaningful rebound in economic activity, the low level of interest rates and resulting impact on investment opportunities continue to create significant challenges to the financial services industry. However, given the geographical diversity of our franchise, our market share upside and the flexibility provided by a strong balance sheet we are cautiously optimistic about the remainder of 2003."
    Jones added, "Compass' record financial performance was fueled by a five percent increase in revenue, driven by continued strong fee income growth. Each of our major fee-based businesses generated solid results as noninterest income, excluding securities and non-strategic branch sale gains, increased 22 percent from the prior year. Noninterest income now represents 37 percent of total revenue compared to 32 percent a year ago. At the same time, noninterest expense growth was well maintained at five percent given the impact of our de novo branch expansion initiative and insurance agency acquisitions.
    "In addition, Compass continued to generate earning asset growth with average managed loans increasing six percent over prior year levels. Equally important was our ability to continue to grow low-cost deposits. Transaction accounts increased 12 percent over prior year levels, driven by a 28 percent increase in noninterest bearing deposits. Transaction accounts now represent more than 79 percent of total deposits and noninterest bearing deposits represent 30 percent of total deposits." Jones stated.
    "While we continue to experience solid loan and low-cost deposit growth, the steady decline in interest rates resulted in a modest decrease in net interest income. Given the low level of interest rates and corresponding impact on investment opportunities, our net interest margin decreased to 4.02 percent compared to 4.29 percent in the first quarter of 2003. Even though continued low interest rates presents a challenge to revenue growth, the momentum and diversity of our fee businesses is an advantage," Jones said.
    "The overall quality of our loan portfolio remains solid. Net charge-offs as a percentage of average loans were 0.65 percent compared to 0.61 percent for the first half of 2002. Nonperforming assets as a percentage of loans and other real estate were 0.63 percent compared with 0.62 percent in the first quarter of 2003. In addition, our allowance for loan losses as a percentage of loans increased to 1.43 percent compared to 1.41 percent in the first quarter of 2003," Jones said.
    Compass operates 358 full-service banking offices including 126 in Texas, 89 in Alabama, 66 in Arizona, 42 in Florida, 26 in Colorado, and nine in New Mexico.
    Compass will host a live conference call and webcast at 2:00 p.m. Central Daylight Time today. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassweb.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on July 23, 2003. To access a replay of the conference call dial 1-800-642-1687, conference ID 1282185.

    "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

    In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are "forward-looking statements" that involve risks and uncertainties that may cause the Company's actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company's Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.



                      COMPASS BANCSHARES, INC.
                             (Unaudited)
                (In thousands except per share data)

                                                  Three Months
                                                 Ended June 30
                                           --------------------------
                                                                    %
                                               2003      2002  Change
                                           --------- --------- ------
EARNINGS SUMMARY
Net interest income                        $223,329  $228,556     (2)
Noninterest income                          131,973   109,913     20
                                           --------- ---------
Total revenue                               355,302   338,469      5
Provision for loan losses                    27,909    34,779    (20)
Noninterest expense                         195,497   185,324      5
                                           --------- ---------
Pretax income                               131,896   118,366     11
Income tax expense                           44,848    39,913     12
                                           --------- ---------
Net income                                  $87,048   $78,453     11
                                           --------- ---------
Diluted earnings per share                    $0.68     $0.60     13
Diluted weighted average
 shares outstanding                         128,602   130,210     (1)


                                                   Six Months
                                                 Ended June 30
                                           --------------------------
                                                                    %
                                               2003      2002  Change
                                           --------- --------- ------
EARNINGS SUMMARY
Net interest income                        $450,574  $462,328     (3)
Noninterest income                          255,080   204,883     25
                                           --------- ---------
Total revenue                               705,654   667,211      6
Provision for loan losses                    57,688    65,099    (11)
Noninterest expense                         391,630   368,248      6
                                           --------- ---------
Pretax income                               256,336   233,864     10
Income tax expense                           87,203    79,203     10
                                           --------- ---------
Net income                                 $169,133  $154,661      9
                                           --------- ---------
Diluted earnings per share                    $1.32     $1.19     11
Diluted weighted average
 shares outstanding                         128,288   129,598     (1)


                                                        Three Months
                                                       Ended June 30
                                                      ----------------
                                                        2003    2002
                                                      ------- -------
SELECTED RATIOS
Average common equity to
   average assets                                       8.05 %  7.97 %
Average loans to average
  total deposits                                      111.00  104.89
Return on average assets                                1.42    1.36
Return on average equity                               17.64   17.07
Efficiency ratio (a)                                   55.08   54.91
Return on average tangible equity (b)                  21.61   20.53
Book value per common share                           $15.69  $14.87
Allowance for loan losses as
 a % of total loans                                     1.43 %  1.40 %
Allowance for loan losses as
 a % of nonperforming loans                           298.89  282.23

                                                         Six Months
                                                       Ended June 30
                                                      ----------------
                                                        2003    2002
                                                      ------- -------
SELECTED RATIOS
Average common equity to
   average assets                                       8.15 %  7.84 %
Average loans to average
  total deposits                                      111.55  103.94
Return on average assets                                1.41    1.35
Return on average equity                               17.32   17.21
Efficiency ratio (a)                                   55.39   55.11
Return on average tangible equity (b)                  21.17   20.76
Book value per common share                           $15.69  $14.87
Allowance for loan losses as
 a % of total loans                                     1.43 %  1.40 %
Allowance for loan losses as
 a % of nonperforming loans                           298.89  282.23


                                          Average for Three Months
                                               Ended June 30
                                      --------------------------------
                                                                     %
                                             2003         2002  Change
                                      ------------ ------------ ------
BALANCE SHEET HIGHLIGHTS
Total loans                           $16,569,323  $14,785,474     12
Total loans - managed                  17,664,062   16,733,590      6
Total investment securities (c)         5,928,358    6,397,550     (7)
Earning assets (c)                     22,553,264   21,235,363      6
Total assets                           24,567,531   23,113,783      6
Noninterest bearing deposits            4,085,604    3,449,405     18
Interest bearing transaction
 accounts                               7,511,602    7,048,859      7
Total transaction accounts             11,597,206   10,498,264     10
Total deposits (c)                     14,927,888   14,096,445      6
Shareholders' equity                    1,978,782    1,843,049      7


                                           Average for Six Months
                                               Ended June 30
                                      --------------------------------
                                                                     %
                                             2003         2002  Change
                                      ------------ ------------ ------
BALANCE SHEET HIGHLIGHTS
Total loans                           $16,587,604  $14,400,774     15
Total loans - managed                  17,639,611   16,435,952      7
Total investment securities (c)         5,518,230    6,789,797    (19)
Earning assets (c)                     22,162,514   21,238,337      4
Total assets                           24,168,742   23,122,146      5
Noninterest bearing deposits            3,932,287    3,411,986     15
Interest bearing transaction
 accounts                               7,438,594    6,938,747      7
Total transaction accounts             11,370,881   10,350,733     10
Total deposits (c)                     14,869,557   13,855,215      7
Shareholders' equity                    1,969,630    1,812,310      9


                                               Ending Balance
                                                  June 30
                                      --------------------------------
                                                                     %
                                             2003         2002  Change
                                      ------------ ------------ ------
BALANCE SHEET HIGHLIGHTS
Total loans                           $16,329,359  $15,178,669      8
Total loans - managed                  17,802,196   17,006,315      5
Total investment securities (c)         7,122,628    6,204,508     15
Earning assets (c)                     23,500,373   21,477,075      9
Total assets                           25,623,226   23,516,355      9
Noninterest bearing deposits            4,560,143    3,555,870     28
Interest bearing transaction
 accounts                               7,452,955    7,157,543      4
Total transaction accounts             12,013,098   10,713,413     12
Total deposits (c)                     15,136,833   14,401,355      5
Shareholders' equity                    1,974,416    1,907,805      3
Period-end shares outstanding             125,846      128,336     (2)


(a) Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less securities gains and gain on sale of branches.
(b)  Excludes after-tax intangible amortization.
(c)  Includes adjustment for market valuation.


                       COMPASS BANCSHARES, INC.
                             (Unaudited)
                 (In thousands except per share data)

                                         Three Months Ended
                                         -----------------------------
                                                2003            2002
                                         ------------------- ---------
                                           Jun 30    Mar 31    Dec 31
                                         --------- --------- ---------
 EARNINGS SUMMARY
 Net interest income                     $223,329  $227,245  $231,722
 Noninterest income - operating           129,845   123,107   120,614
                                         --------- --------- ---------
  Total revenue - operating               353,174   350,352   352,336
 Investment securities
  gains (losses), net                           -         -       342
 Gain on sale of branches                   2,128         -         -
 Provision for loan losses                 27,909    29,779    36,626
 Noninterest expense                      195,497   196,133   194,632
                                         --------- --------- ---------
  Pretax income                           131,896   124,440   121,420
 Income tax expense                        44,848    42,355    41,691
                                         --------- --------- ---------
 Net income                               $87,048   $82,085   $79,729
                                         --------- --------- ---------
 Diluted earnings per share                 $0.68     $0.64     $0.62
 Diluted weighted average
  shares outstanding                      128,602   128,083   129,601

                                          Three Months Ended
                                         -------------------
                                                 2002
                                         -------------------
                                           Sep 30    Jun 30
                                         --------- ---------
 EARNINGS SUMMARY
 Net interest income                     $230,805  $228,556
 Noninterest income - operating           115,305   106,461
                                         --------- ---------
  Total revenue - operating               346,110   335,017
 Investment securities
  gains (losses), net                         (81)    3,452
 Gain on sale of branches                       -         -
 Provision for loan losses                 34,606    34,779
 Noninterest expense                      189,549   185,324
                                         --------- ---------
  Pretax income                           121,874   118,366
 Income tax expense                        41,865    39,913
                                         --------- ---------
 Net income                               $80,009   $78,453
                                         --------- ---------
 Diluted earnings per share                 $0.61     $0.60
 Diluted weighted average
  shares outstanding                      130,872   130,210



                                                 Three Months Ended
                                              ------------------------
                                                    2003        2002
                                              --------------- --------
                                               Jun 30  Mar 31  Dec 31
                                              ------- ------- -------
SELECTED RATIOS
Average common equity to
   average assets                               8.05 %  8.25 %  8.36 %
Average loans to average
  total deposits                              111.00  112.12  110.67
Return on average assets                        1.42    1.40    1.34
Return on average equity                       17.64   16.98   16.01
Efficiency ratio (a)                           55.08   55.69   54.91
Return on average tangible equity (b)          21.61   20.73   19.53
Book value per common share                   $15.69  $15.58  $15.32

                                                Three Months
                                                    Ended
                                              ---------------
                                                    2002
                                              ---------------
                                               Sep 30  Jun 30
                                              ------- -------
SELECTED RATIOS
Average common equity to
   average assets                               8.38 %  7.97 %
Average loans to average
  total deposits                              108.21  104.89
Return on average assets                        1.35    1.36
Return on average equity                       16.10   17.07
Efficiency ratio (a)                           54.38   54.91
Return on average tangible equity (b)          19.65   20.53
Book value per common share                   $15.39  $14.87


(a) Ratio is calculated by dividing noninterest expense less merger and integration expense by taxable equivalent net interest income plus noninterest income less securities gains and gain on sale of branches.

(b)  Excludes after-tax intangible amortization.


                      COMPASS BANCSHARES, INC.
                             (Unaudited)
                           (In thousands)

                                               2003           2002
                                        ------------------- ---------
                                         Jun 30    Mar 31    Dec 31
                                        --------- --------- ---------
NONPERFORMING ASSETS
Nonaccrual loans                         $77,854   $77,918   $81,671
Renegotiated loans                           489       153        38
Other real estate, net                    24,412    26,708    17,300
                                        --------- --------- ---------
Total nonperforming assets              $102,755  $104,779   $99,009
                                        --------- --------- ---------
Loans ninety days or more
 past due                                $18,262   $18,064   $16,907
Other repossessed assets                     306       406       187
Total nonperforming assets as
  a percentage of loans and ORE             0.63 %    0.62 %    0.60 %


                                               2002
                                        -------------------
                                         Sep 30    Jun 30
                                        --------- ---------
NONPERFORMING ASSETS
Nonaccrual loans                         $76,235   $75,085
Renegotiated loans                           319       324
Other real estate, net                    19,755    16,224
                                        --------- ---------
Total nonperforming assets               $96,309   $91,633
                                        --------- ---------
Loans ninety days or more
 past due                                $20,271   $23,680
Other repossessed assets                     177       558
Total nonperforming assets as
  a percentage of loans and ORE             0.61 %    0.60 %

                                             Three Months Ended
                                        -----------------------------
                                               2003           2002
                                        ------------------- ---------
                                         Jun 30    Mar 31    Dec 31
                                        --------- --------- ---------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period          $237,100  $232,830  $221,947
Net charge-offs (NCO)                     27,909    25,509    25,743
Allowance for loans sold                  (2,942)        -         -
Provision for loan losses                 27,909    29,779    36,626
                                        --------- --------- ---------
Balance at end of period                $234,158  $237,100  $232,830
                                        --------- --------- ---------
Allowance for loan losses as
 a % of total loans                         1.43 %    1.41 %    1.41 %

Allowance for loan losses as
 a % of nonperforming loans               298.89    303.70    284.95

Allowance for loan losses as
 a % of nonperforming assets              227.88    226.29    235.16

Annualized as a % of average loans:
NCO - QTD                                   0.68      0.62      0.64
NCO - YTD                                   0.65      0.62      0.63


                                                  Three Months Ended
                                                  -------------------
                                                         2002
                                                  -------------------
                                                   Sep 30    Jun 30
                                                  --------- ---------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                    $212,828  $200,655
Net charge-offs (NCO)                               25,487    22,606
Allowance for loans sold                                 -         -
Provision for loan losses                           34,606    34,779
                                                  --------- ---------
Balance at end of period                          $221,947  $212,828
                                                  --------- ---------

Allowance for loan losses as
 a % of total loans                                   1.41 %    1.40 %

Allowance for loan losses as
 a % of nonperforming loans                         289.92    282.23

Allowance for loan losses as
 a % of nonperforming assets                        230.45    232.26

Annualized as a % of average loans:
NCO - QTD                                             0.65      0.61
NCO - YTD                                             0.63      0.61


                       COMPASS BANCSHARES, INC.
                             (Unaudited)
                            (In thousands)

                                          Three Months Ended June 30
                                        ------------------------------
                                                     2003
                                        ------------------------------
YIELD/RATE ANALYSIS                       Average     Income/   Yield/
 (Taxable Equivalent Basis)               Balance     Expense    Rate
                                        ------------ --------- -------
Assets
Earning assets:
 Loans                                  $16,569,323  $248,490   6.02 %
 Investment securities held
  to maturity                               327,653     4,462   5.46
 Investment securities available
  for sale (a)                            5,457,879    65,430   4.81
 Other earning assets                        37,859       232   2.46
                                        ------------ ---------
  Total earning assets                   22,392,714   318,614   5.71
Allowance for loan losses                  (235,937)
Unrealized gain (loss) on
 securities available for sale              142,826
Other assets                              2,267,928
                                        ------------
                                        $24,567,531
                                        ------------

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing demand deposits          $111,774       312   1.12
 Savings deposits                         7,399,828    16,793   0.91
 Time deposits                            1,959,671    17,814   3.65
 Certificates of deposit of
  $100,000 or more (a)                    1,366,326     9,103   2.67
 Federal funds purchased and
  securities sold under agreement
  to repurchase                           2,413,597     7,012   1.17
 Other short-term borrowings                126,991       274   0.87
 FHLB and other borrowings (a)            4,734,953    43,037   3.65
                                        ------------ ---------
  Total interest bearing liabilities     18,113,140    94,345   2.09
                                                     --------- ------
 Net interest spread                                  224,269   3.62 %
                                                               ------

Noninterest bearing demand deposits       4,085,604
Other liabilities                           390,005
Shareholders' equity                      1,978,782
                                        ------------
                                        $24,567,531
                                        ------------
 Net yield on earning assets                                    4.02 %
                                                               ------

Taxable equivalent adjustment:
 Loans                                                    125
 Investment securities held to maturity                   299
 Investment securities available
  for sale                                                510
 Other earning assets                                       6
                                                     ---------
  Total taxable equivalent adjustment                     940
                                                     ---------
  Net interest income                                $223,329
                                                     ---------

(a) Excludes adjustment for market valuation.


                                          Three Months Ended June 30
                                        ------------------------------
                                                     2002
                                        ------------------------------
YIELD/RATE ANALYSIS                       Average     Income/   Yield/
 (Taxable Equivalent Basis)               Balance     Expense    Rate
                                        ------------ --------- -------
Assets
Earning assets:
 Loans                                  $14,785,474  $258,016   7.00 %
 Investment securities held
  to maturity                               774,914    11,821   6.12
 Investment securities available
  for sale (a)                            5,507,207    79,195   5.77
 Other earning assets                        42,069       362   3.45
                                        ------------ ---------
  Total earning assets                   21,109,664   349,394   6.64
Allowance for loan losses                  (204,942)
Unrealized gain (loss) on
 securities available for sale              115,429
Other assets                              2,093,632
                                        ------------
                                        $23,113,783
                                        ------------

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing demand deposits           $79,374       324   1.64
 Savings deposits                         6,969,485    25,764   1.48
 Time deposits                            2,325,067    26,031   4.49
 Certificates of deposit of
  $100,000 or more (a)                    1,273,814    11,398   3.59
 Federal funds purchased and
  securities sold under agreement
  to repurchase                           2,239,374     9,467   1.70
 Other short-term borrowings                112,101       424   1.52
 FHLB and other borrowings (a)            4,539,124    46,207   4.08
                                        ------------ ---------
  Total interest bearing liabilities     17,538,339   119,615   2.74
                                                     --------- ------
 Net interest spread                                  229,779   3.90 %
                                                               ------

Noninterest bearing demand deposits       3,449,405
Other liabilities                           282,990
Shareholders' equity                      1,843,049
                                        ------------
                                        $23,113,783
                                        ------------
 Net yield on earning assets                                    4.37 %
                                                               ------

Taxable equivalent adjustment:
 Loans                                                    130
 Investment securities held to maturity                   554
 Investment securities available
  for sale                                                527
 Other earning assets                                      12
                                                     ---------
  Total taxable equivalent adjustment                   1,223
                                                     ---------
  Net interest income                                $228,556
                                                     ---------

(a) Excludes adjustment for market valuation.


                       COMPASS BANCSHARES, INC.
                             (Unaudited)
                            (In thousands)

                                           Six Months Ended June 30
                                        ------------------------------
                                                     2003
                                        ------------------------------
YIELD/RATE ANALYSIS                       Average     Income/   Yield/
 (Taxable Equivalent Basis)               Balance     Expense    Rate
                                        ------------ --------- -------
Assets
Earning assets:
 Loans                                  $16,587,604  $507,408   6.17 %
 Investment securities held
  to maturity                               380,622    10,457   5.54
 Investment securities available
  for sale (a)                            4,986,797   127,492   5.16
 Other earning assets                        39,894       477   2.41
                                        ------------ ---------
  Total earning assets                   21,994,917   645,834   5.92
Allowance for loan losses                  (234,897)
Unrealized gain (loss) on
 securities available for sale              150,811
Other assets                              2,257,911
                                        ------------
                                        $24,168,742
                                        ------------

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing demand deposits          $101,843       508   1.01
 Savings deposits                         7,336,751    35,088   0.96
 Time deposits                            2,003,362    36,958   3.72
 Certificates of deposit of
  $100,000 or more (a)                    1,489,719    19,614   2.66
 Federal funds purchased and
  securities sold under agreement
  to repurchase                           2,054,508    11,773   1.16
 Other short-term borrowings                115,443       511   0.89
 FHLB and other borrowings (a)            4,766,754    88,894   3.76
                                        ------------ ---------
  Total interest bearing liabilities     17,868,380   193,346   2.18
                                                     --------- ------
 Net interest spread                                  452,488   3.74 %
                                                               ------

Noninterest bearing demand deposits       3,932,287
Other liabilities                           398,445
Shareholders' equity                      1,969,630
                                        ------------
                                        $24,168,742
                                        ------------
 Net yield on earning assets                                    4.15 %
                                                               ------

Taxable equivalent adjustment:
 Loans                                                    265
 Investment securities held to maturity                   617
 Investment securities available
  for sale                                              1,020
 Other earning assets                                      12
                                                     ---------
  Total taxable equivalent adjustment                   1,914
                                                     ---------
  Net interest income                                $450,574
                                                     ---------

(a) Excludes adjustment for market valuation.



                                           Six Months Ended June 30
                                        ------------------------------
                                                    2002
                                        ------------------------------
YIELD/RATE ANALYSIS                       Average     Income/   Yield/
 (Taxable Equivalent Basis)               Balance     Expense    Rate
                                        ------------ --------- -------
Assets
Earning assets:
 Loans                                  $14,400,774  $508,580   7.12 %
 Investment securities held
  to maturity                               792,310    25,026   6.37
 Investment securities available
  for sale (a)                            5,897,693   168,434   5.76
 Other earning assets                        40,917       725   3.57
                                        ------------ ---------
  Total earning assets                   21,131,694   702,765   6.71
Allowance for loan losses                  (199,898)
Unrealized gain (loss) on
 securities available for sale               99,794
Other assets                              2,090,556
                                        ------------
                                        $23,122,146
                                        ------------

Liabilities and Shareholders' Equity
Interest bearing liabilities:
 Interest bearing demand deposits           $75,067       602   1.62
 Savings deposits                         6,863,680    50,810   1.49
 Time deposits                            2,294,754    52,518   4.62
 Certificates of deposit of
  $100,000 or more (a)                    1,210,184    22,157   3.69
 Federal funds purchased and
  securities sold under agreement
  to repurchase                           2,741,358    23,111   1.70
 Other short-term borrowings                176,481     1,656   1.89
 FHLB and other borrowings (a)            4,237,396    87,195   4.15
                                        ------------ ---------
  Total interest bearing liabilities     17,598,920   238,049   2.73
                                                     --------- ------
 Net interest spread                                  464,716   3.98 %
                                                               ------

Noninterest bearing demand deposits       3,411,986
Other liabilities                           298,930
Shareholders' equity                      1,812,310
                                        ------------
                                        $23,122,146
                                        ------------
 Net yield on earning assets                                    4.43 %
                                                               ------

Taxable equivalent adjustment:
 Loans                                                    242
 Investment securities held to maturity                 1,038
 Investment securities available
  for sale                                              1,079
 Other earning assets                                      29
                                                     ---------
  Total taxable equivalent adjustment                   2,388
                                                     ---------
  Net interest income                                $462,328
                                                     ---------

(a) Excludes adjustment for market valuation.


                       COMPASS BANCSHARES, INC.
                             (Unaudited)
                            (In thousands)

                                                  Six Months
                                                 Ended June 30
                                         -----------------------------
                                                                     %
                                             2003      2002    Change
                                         --------- --------- ---------
NONINTEREST INCOME
Service charges on deposit accounts      $111,511   $89,687        24
Credit card service charges and fees       26,586    20,946        27
Insurance commissions                      20,855     5,184       302
Corporate and correspondent
 investment sales                          15,480     9,688        60
Retail investment sales                    14,484    13,330         9
Asset management fees                      10,798    10,329         5
Bank owned life insurance                   8,918     9,540        (7)
Other income                               44,320    42,207         5
                                         --------- ---------
     Total noninterest income -
      operating                           252,952   200,911        26
Gain on sale of branches                    2,128         -         -
Investment securities
 gains (losses), net                            -     3,972      (100)
                                         --------- ---------
     Total                               $255,080  $204,883        25
                                         --------- ---------


NONINTEREST EXPENSE
Salaries and benefits                    $214,677  $187,931        14
Equipment expense                          36,199    32,486        11
Net occupancy expense                      29,819    27,763         7
Professional services                      27,000    23,915        13
Marketing expense                          16,150    15,280         6
Communications expense                     12,302    10,709        15
Amortization of intangibles                 3,626     4,455       (19)
Merger and integration
 expenses                                     921     1,447       (36)
Other expense                              50,936    64,262       (21)
                                         --------- ---------
     Total                               $391,630  $368,248         6
                                         --------- ---------



                                               Three Months Ended
                                         -----------------------------
                                                2003           2002
                                         ------------------- ---------
                                          Jun 30    Mar 31    Dec 31
                                         --------- --------- ---------
NONINTEREST INCOME
Service charges on deposit accounts       $60,232   $51,279   $52,254
Credit card service charges and fees       14,067    12,519    12,205
Insurance commissions                      10,051    10,804     8,162
Corporate and correspondent
 investment sales                           7,057     8,423     7,964
Retail investment sales                     7,323     7,161     6,401
Asset management fees                       5,452     5,346     4,912
Bank owned life insurance                   4,460     4,458     4,621
Other income                               21,203    23,117    24,095
                                         --------- --------- ---------
     Total noninterest income -
      operating                           129,845   123,107   120,614
Gain on sale of branches                    2,128         -         -
Investment securities
 gains (losses), net                            -         -       342
                                         --------- --------- ---------
     Total                               $131,973  $123,107  $120,956
                                         --------- --------- ---------


NONINTEREST EXPENSE
Salaries and benefits                    $106,948  $107,729  $104,460
Equipment expense                          18,413    17,786    16,629
Net occupancy expense                      15,259    14,560    14,282
Professional services                      14,515    12,485    15,679
Marketing expense                           6,923     9,227     6,831
Communications expense                      6,285     6,017     5,361
Amortization of intangibles                 1,827     1,799     2,361
Merger and integration
 expenses                                     455       466       596
Other expense                              24,872    26,064    28,433
                                         --------- --------- ---------
     Total                               $195,497  $196,133  $194,632
                                         --------- --------- ---------


                                                    Three Months Ended
                                                   -------------------
                                                          2002
                                                   -------------------
                                                    Sep 30    Jun 30
                                                   --------- ---------
NONINTEREST INCOME
Service charges on deposit accounts                 $49,701   $48,810
Credit card service charges and fees                 11,741    11,206
Insurance commissions                                 8,106     2,497
Corporate and correspondent
 investment sales                                     8,345     4,892
Retail investment sales                               6,374     7,051
Asset management fees                                 4,908     5,127
Bank owned life insurance                             4,678     4,957
Other income                                         21,452    21,921
                                                   --------- ---------
     Total noninterest income -
      operating                                     115,305   106,461
Gain on sale of branches                                  -         -
Investment securities
 gains (losses), net                                    (81)    3,452
                                                   --------- ---------
     Total                                         $115,224  $109,913
                                                   --------- ---------


NONINTEREST EXPENSE
Salaries and benefits                               $98,665   $93,306
Equipment expense                                    16,314    16,847
Net occupancy expense                                15,092    13,914
Professional services                                13,552    12,272
Marketing expense                                     6,179     7,881
Communications expense                                6,070     5,548
Amortization of intangibles                           2,359     2,221
Merger and integration
 expenses                                               799       679
Other expense                                        30,519    32,656
                                                   --------- ---------
     Total                                         $189,549  $185,324
                                                   --------- ---------


    CONTACT: Compass Bancshares Inc., Birmingham
             Investor Relations:
             Ed Bilek, 205/297-3331
             or
             Corporate Communications:
             Tom Dingledy, 205/297-3554
             Web Site: www.compassweb.com